Commitments and Contingencies	12 Months Ended
Dec. 31, 2017
Commitments and Contingencies
Commitments and Contingencies

16. Commitments and Contingencies

Commercial Commitments

The Company’s commercial commitments as of December 31, 2017 represent commitments not recorded on the balance sheet, but potentially triggered by future events, and primarily consist of letters of credit to provide security for certain transactions and operating leases as requested by third parties. The Company had $14.1 million and $16.6 million of these commitments as of December 31, 2017 and 2016, respectively, with all expiring in 2018 if not renewed. No amounts have been drawn under these letters of credit.

Operating Leases

The Company leases space for 13 of its corrugated products manufacturing plants and approximately 60 of its distribution warehouses.  Most of these leases include escalation clauses.

Future minimum rentals under non-cancellable leases

The following represents the Company’s future minimum rental payments due under non-cancellable operating leases that have initial or remaining lease terms in excess of one year as of the following years:

Years Ended December 31,
2018	$45,812
2019	40,777
2020	35,349
2021	29,616
2022	24,510
Thereafter	97,802

Total	$273,866

The Company’s rental expense under operating leases amounted to $51.0 million, $49.1 million and $36.0 million for the years ended December 31, 2017, 2016 and 2015, respectively.  The increase in rental expense for the year ended December 31, 2016 reflects the full year impact of the inclusion of approximately 60 distribution centers assumed with the Victory acquisition on June 1, 2015.

Purchase Obligations

In conjunction with the 2008 Charleston Kraft Division acquisition, the Company entered into a 15-year fiber supply agreement. Pursuant to the agreement, expiring in 2023, the Company’s North Charleston mill will purchase approximately 25 percent of its pine pulpwood and 60 percent of its saw timber requirements. The purchases are based on market prices and are accounted for as raw materials. The Company’s North Charleston mill purchased approximately $29.8 million, $35.2 million and $39.1 million of materials in accordance with the agreement for years ended December 31, 2017, 2016 and 2015, respectively.

The Company has contracted with a third party to produce wood chips for use at the Company’s North Charleston and Roanoke Rapids paper mills for twenty years, with an annual purchase obligation of approximately $13.4 million.

The Company has committed to purchase $27.5 million of natural gas through 2022.

Union Contract Status

At December 31, 2017, we had approximately 6,400 employees.  Of these, approximately 2,400, or 38 percent, are represented by trade unions under collective bargaining agreements. The majority of our unionized employees are represented by the United Steel Workers union.

Currently, there is a collective bargaining agreement in effect with respect to approximately 630 employees at the Longview paper mill through May 2024, approximately 560 employees at the North Charleston paper mill through June 2025 and approximately 310 employees at the Roanoke Rapids paper mill through August 2020.

Contingent Consideration

The Company’s contingent consideration obligation relates to the Victory acquisition that was consummated on June 1, 2015.  As of December 31, 2017, the Company is obligated to pay an additional $20.7 million of contingent consideration to the former owners of Victory based on achieving certain financial performance criteria for the thirty month period following the closing.

Legal claims

The Company and its subsidiaries are from time to time subject to various administrative and legal investigations, claims and proceedings incidental to our business, including environmental and occupational, health and safety matters, labor and employment matters, personal injury and property damage claims, contractual, commercial and other disputes and taxes. We establish reserves for investigations, claims and proceedings when it is probable that liabilities exist and we can reasonably estimate the amount of such liabilities (including any losses, costs and expenses). We also maintain insurance that may limit our financial exposure for defense costs, as well as liability, if any, for claims covered by the insurance (subject also to deductibles and self-insurance amounts). Any investigation, claim or proceeding has an element of uncertainty, and we cannot predict or assure the outcome of any investigation, claim or proceeding involving the Company or any of its subsidiaries, particularly those described below that cannot be assessed due to their preliminary nature.  It is possible that any of the investigations, claims and proceedings against the Company or its subsidiaries, including those described below, could be decided unfavorably against the Company or any of its subsidiaries involved in such matters and could also result in losses, costs or expenses in excess of any reserve we have established.  Accordingly, it is possible that an adverse outcome from any investigation, claim or proceeding (including associated penalties, costs and expenses) could exceed any reserve we may have accrued in an amount that could have a material adverse effect on our consolidated results of operations, cash flows and financial condition.

The Company’s subsidiary, Longview is a potentially responsible party under the Comprehensive Environmental Response, Compensation and Liability Act (“CERCLA”) with respect to the Lower Duwamish Waterway Superfund Site in the State of Washington (the “Site”). The U.S. Environmental Protection Agency (“EPA”) asserts that the Site is contaminated as a result of discharges from various businesses and government entities located along the Lower Duwamish Waterway, including a corrugated converting plant owned and operated by Longview. In November 2014, the EPA issued a Record of Decision (“ROD”) for the Site. The ROD includes a selected remedy for the Site. In the ROD, EPA states that the total estimated net present value costs (discounted at 2.3 percent) for the selected remedy are $342 million, although many uncertainties remain that could result in increased remedial costs. This estimate does not include actual costs already incurred to date for remedial investigation and feasibility studies or potential natural resource damage claims by parties allegedly affected by the contamination at the Site. The Company has received notice from the Elliot Bay Trustee Council regarding the Company’s potential liability for natural resource damages arising from the Site. Neither the Company nor Longview has received a specific monetary demand regarding its potential liability for the Site. In addition, Longview is a participant with approximately 45 other potentially responsible parties in a non-judicial allocation process with respect to the Site. Pursuant to the non-judicial allocation process, Longview and other participating parties will seek to allocate certain costs, including but not limited to the costs necessary to perform the work under the ROD. The non-judicial allocation process is not scheduled to be completed until 2020. Based upon the information available to the Company at this time, the Company cannot reasonably estimate its potential liability for this Site, including any liability for the current or any future third-party claims associated with the Site.

In January 2017, the Company received a letter from the state of Washington Department of Ecology (“WDOE”) contending that the Company is, along with several other companies, responsible for investigation and cleanup of an allegedly contaminated site where the named companies, including Longview, may store or have stored petroleum products. The letter concerns the possible release of petroleum products into the environment. In 1998, Longview (before it was acquired by the Company) and certain other companies who owned or operated underground storage tanks and pipes entered into an agreement for investigating and remediating the area independently of (but in consultation with) the WDOE. Upon expiration of the 1998 agreement, groundwater monitoring continued. In June 2017, the WDOE further notified the Company that WDOE determined Longview is a potentially liable party related to the release or threatened release of petroleum at the site. The Company has responded to the notices and has been engaged in discussions with the WDOE and other potentially liable parties. Based upon the information available to the Company at this time, the Company cannot reasonably estimate its potential liability for this matter.